SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.     20549


Form 8-K



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:                        August 3, 1998

Exact name of registrant
as specified in its charter:           BELL ATLANTIC CORPORATION

Commission File Number:                1-8606

State of Incorporation:                Delaware

I.R.S. Employer Identification No.:    23-2259884

Address of principal
executive offices:                     1095 Avenue of the Americas
                                       New York, New York
Zip Code                               10036

Registrant's telephone number,
including area code:                   (212) 395-2121

Former name or former address,
if changed since last report:          Not applicable
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Item 5.  Other Events
         -----------------

Attached as an exhibit is a press release issued by Bell Atlantic Corporation on August 3, 1998 announcing plans to issue in excess of $3 billion in notes exchangeable into ordinary shares of Cable & Wireless Communications plc.



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Item 7. Financial Statements and Exhibits
        ---------------------------------

(c)  Exhibits.

99       Press Release, dated August 3, 1998, issued by Bell Atlantic
         Corporation.



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SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              BELL ATLANTIC CORPORATION



                              By: /s/ Frederic V. Salerno
                                  -----------------------------
                                  Frederic V. Salerno
                                  Senior Executive Vice President
                                  and Chief Financial Officer/
                                  Strategy and Business Development

Date: August 4, 1998



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